UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):   April 23, 2008

Taylor Capital Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-50034	36-4108550
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9550 West Higgins Road, Rosemont, Illinois	60018
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (847) 653-7978

__________________________________________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On April 23, 2008, Taylor Capital Group, Inc. (the "Company") and its wholly owned subsidiary, Cole Taylor Bank (the "Bank"), issued a press release reporting on a strategic growth initiative. The initiative included the hiring of 30 banking professional, including six Group Senior Vice Presidents and a new Chief Credit Officer. The hirings will double the size of the Bank's Commercial Lending Team. On April 22, 2008, the Company granted employment inducement grants of restricted stock to eleven newly-hired employees, totaling 122,352 shares of Company common stock which will vest over a five-year period.

A copy of the Company's press release is attached as Exhibit 99.1 to this Current Report on Form 8-K, and the information contained therein is incorporated herein by reference.

The information in this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section. The information in this Current Report on Form 8-K shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit

Number Description of Exhibits

99.1 Press Release issued by Taylor Capital Group, Inc., dated April 23, 2008, reporting on its strategic growth initiative.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAYLOR CAPITAL GROUP, INC.

By:	/s/ Robin VanCastle
Robin VanCastle
Chief Financial Officer

Dated: April 23, 2008

Exhibit Index

Exhibit Number	Description of Exhibits
99.1	Press Release issued by Taylor Capital Group, Inc., dated April 23, 2008, reporting on its strategic growth initiative. .